Consolidated Addendum and Amendment to Service Expense Reimbursement
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    Agreements by and among Certain Member Companies of Assurant Solutions,
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    CAI Credit Insurance Agency, Inc., and Affiliates Insurance Agency, Inc.
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This  Consolidated  Addendum and Amendment  ("Amendment") is entered into by and among certain member companies of Assurant Solutions, as set forth below (collectively "Company"), and their affiliates and assigns, and CAI Credit Insurance Agency, Inc., and Affiliates Insurance Agency, Inc., (collectively "Customer"), and their affiliates and assigns, and amends the Service Expense Reimbursement Agreements and the related Group Experience Rating /Contingent Compensation Addendums between the parties dated July 1, 1998 (respectively "CAI Agreement" and "Affiliates Agreement" and collectively "Agreements").

Whereas, the parties desire to modify certain agreements they have related to investment income;

Now therefore, it is agreed by and between Company and Customer the following:

      1.    The effective date of this Amendment is April 1, 2004.

      2. The parties agree to amend Paragraph I of the Group Experience Rating/Contingent Compensation under both the CAI Agreement and the Affiliates Agreement to change the term of "one year" to "eighteen months" for the CD term for establishment of the interest rate for calculation of investment income in Paragraph I.

      3. This Amendment shall not be construed to modify or amend any other terms or provisions of the Agreements unless set forth herein.



In Witness Whereof, the parties hereto have executed this Amendment on _______4/1_______________, 2004.




   AMERICAN BANKERS LIFE ASSURANCE             CAI CREDIT INSURANCE AGENCY, INC.
        COMPANY OF FLORIDA

Signature:    /s/ Gary Bursevich               Signature:    /s/ David R. Atnip
         -----------------------------                  ------------------------

Printed Name: Gary Bursevich                   Printed Name: David R. Atnip
            --------------------------                     ---------------------

Witness:                                       Witness:
       -------------------------------                --------------------------

Date:         2/22/2005                        Date:         4/1/2004
    ----------------------------------             -----------------------------


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     VOYAGER PROPERTY & CASUALTY                      CONN APPLIANCES, INC.
             INSURANCE COMPANY

Signature:    /s/ Gary Bursevich               Signature:    /s/ David R. Atnip
         -----------------------------                  ------------------------

Printed Name: Gary Bursevich                   Printed Name: David R. Atnip
            --------------------------                     ---------------------

Witness:                                       Witness:
       -------------------------------                --------------------------

Date:         2/22/2005                        Date:         4/1/2004
    ----------------------------------             -----------------------------


RANCHERS & FARMERS COUNTY MUTUAL

Signature:    /s/ Charles D. Helton
         -----------------------------

Printed Name: Charles D. Helton
            --------------------------

Witness:
       -------------------------------

Date:
    ----------------------------------


     AMERICAN BANKERS INSURANCE
          COMPANY OF FLORIDA

Signature:    /s/ Gary Bursevich
         -----------------------------

Printed Name: Gary Bursevich
            --------------------------

Witness:
       -------------------------------

Date:         2/22/2005
    ----------------------------------


AMERICAN RELIABLE INSURANCE COMPANY

Signature:    /s/ Arthur W. Heggen
         -----------------------------

Printed Name: Arthur W. Heggen, Assist. Secretary
            -------------------------------------

Witness:
       -------------------------------

Date:         3/15/2005
       -------------------------------

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